UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2025

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Summer Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(888) 882-1880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCOV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 4, 2025 (the “Closing Date”), Bending Spoons US Inc., a Delaware Corporation (“Parent”), completed the previously announced acquisition of Brightcove Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of November 24, 2024 (the “Merger Agreement”), by and among the Company, Parent, Bending Spoons S.p.A., an Italian societá per azioni (solely for the purposes of Section 6.11, Section 6.13 and Section 9.15) (“Guarantor”), and Blossom Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent (the “Surviving Corporation”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 31, 2024 (the “Proxy Statement”).

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on February 4, 2025, the Company terminated all outstanding commitments, including commitments to issue letters of credit, under the Loan and Security Agreement, dated as of December 14, 2018 (as the same may from time to time have been amended, restated, or otherwise modified, the “Loan Agreement”), by and between the Company and Silicon Valley Bank. In connection with the termination of the Loan Agreement, all outstanding obligations for principal, interest and fees under the Loan Agreement were paid off in full.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) (other than (i) shares held in the treasury of the Company or owned by Guarantor, Parent or Merger Sub immediately prior to the Effective Time and (ii) shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law (the “Appraisal Shares”)) was automatically canceled and converted into the right to receive $4.45 in cash, without interest (the “Merger Consideration”), (b) each share of Company Common Stock held in the treasury of the Company and any shares of Company Common Stock owned by Guarantor, Parent or Merger Sub immediately prior to the Effective Time was automatically canceled and ceased to exist and no consideration was delivered in exchange therefor, and (c) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was automatically converted into and became one fully paid, nonassessable share of common stock, par value $0.01 per share of the Surviving Corporation (as defined in the Merger Agreement), with the same rights, powers and privileges as the shares so converted and constituted the only outstanding shares of capital stock of the Surviving Corporation.

In addition, immediately prior to the Effective Time, each outstanding option to purchase Company Common Stock (each, a “Company Stock Option”) that had a per share exercise price that was less than the Merger Consideration, whether or not vested and exercisable, was automatically canceled and converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the excess of the Merger Consideration over the per share exercise price of such Company Stock Option, by (ii) the aggregate number of shares of Company Common Stock underlying such Company Stock Option immediately prior to the Effective Time. Immediately prior to the Effective Time, each Company Stock Option, whether or not vested and exercisable, that had a per share exercise price that was equal to or greater than the Merger Consideration was automatically canceled without payment of any consideration.

Immediately prior to the Effective Time, each outstanding restricted stock unit award with respect to Company Common Stock (each, a “Company RSU Award”), whether or not vested, was canceled and extinguished and, in exchange therefor, each former holder of any such Company RSU Award has the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the aggregate number of shares of Company Common Stock subject to such Company RSU Award immediately prior to the Effective Time (such product, the “RSU Payments”). For any Company RSU Award that includes performance-based vesting conditions, the holder thereof was entitled to RSU Payments only to the extent the Company RSU Award vested in accordance with its terms at or prior to the Effective Time.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 25, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the shares of the Company’s Common Stock from Nasdaq and deregister the shares of the Company’s Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company’s Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company’s Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of the Company’s Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of the Company’s Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, Marc DeBevoise, Diane Hessan, Kristin Frank, Gary Haroian, Scott Kurnit, Tsedal Neeley, and Thomas E. Wheeler each resigned from the board of directors of the Company and from any and all committees thereof on which they served and ceased to be directors of the Company. At the Effective Time, in accordance with the terms of the Merger Agreement, (i) the directors of Merger Sub immediately prior to the Effective Time, Francesco Patarnello, Douglas Marshall and Sarah Odrezin, became the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time became the officers of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. Copies of the Twelfth Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Parent, Company, Guarantor and Merger Sub, dated November 24, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed November 25, 2024).

3.1	Twelfth Amended and Restated Certificate of Incorporation of Brightcove Inc.

3.2	Amended and Restated By-Laws of Brightcove Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brightcove Inc.

By:	/s/ John Wagner
Name: John Wagner
Title: Chief Financial Officer

Dated: February 4, 2025